UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2026

Enovis Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34045

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2900 Lake Vista Drive, Suite 400
Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 252-9160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 31, 2026, Enovis Corporation (the “Company”) entered into a binding offer to acquire eCential Robotics SAS (“eCential”), a leading developer of enabling technologies and surgical robotics. Under the terms of the agreement, the Company will acquire eCential based on an enterprise value of approximately €155,000,000, subject to certain adjustments, which corresponds to up-front consideration of approximately €176,000,000 in cash to be paid to eCential shareholders upon the closing of the acquisition, and, to the extent that certain milestones are achieved, up to an additional €35,000,000 in cash to be paid upon the achievement of such milestones in accordance with the terms of the agreement. The Company expects the acquisition to close by year-end 2026, subject to regulatory approvals.

On September 1, 2026, the Company issued a press release announcing the proposed acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On September 1, 2026, the Company will host and investor call and webcast at 8:30 a.m. Eastern time to discuss the acquisition. The slide presentation posted to the Company’s website at website at https://ir.enovis.com in connection with the investor call and webcast is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of Enovis’ filings with the SEC under the Securities Act of 1933, as amended.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ planned acquisition of eCential and the expected timeline for completing the acquisition, plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, (i) risks related to the satisfaction of the conditions to closing the proposed transaction, including the receipt of necessary regulatory approvals; (ii) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (iii) the risk that the businesses will not be integrated successfully; (iv) risks relating to changing demand for Enovis’ products; (v) risks related to the future development, regulatory clearance, commercialization and market adoption of eCential’s robotic surgical solutions; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (vii) risks related to the proposed transaction diverting management’s attention from Enovis’ ongoing business operations; (viii) negative effects of the announcement or the consummation of the proposed transaction on the market price of Enovis’ common stock and/or Enovis’ operating results; and (ix) and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This Current Report on Form 8-K speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 1, 2026.

99.2	Investor Presentation, dated September 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2026	Enovis COrporation

	By:	/s/ Phillip B. Berry
	Name:	Phillip B. Berry
	Title:	Senior Vice President and Chief Financial Officer